                                                              EXHIBIT (h)(1)(e)

                               AMENDMENT NO. 11
                            PARTICIPATION AGREEMENT

   The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, American General Life Insurance Company ("Life Company"), a Texas life insurance company and American General Equity Services Corporation ("AGESC"), a Delaware corporation, and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

   WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's AIG Protection Advantage VUL, Form No. 07921.

   NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A

                                             SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER                        UTILIZING SOME OR            POLICIES/CONTRACTS FUNDED BY THE
THE POLICIES                                  ALL OF THE FUNDS                   SEPARATE ACCOUNTS
------------------------------------ ----------------------------------  ----------------------------------
AIM V.I. International Growth Fund   American General Life Insurance     Platinum Investor I
AIM V.I. Core Equity Fund            Company Separate Account VL-R       Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into Established: May 1, 1997            Insurance Policy
AIM V.I. Core Equity)                                                    Policy Form No. 97600

                                                                         Platinum Investor II
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 97610

                                                                         Corporate America
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 99301

                                                                         Platinum Investor Survivor Last
                                                                         Survivor
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 99206

                                                                         Platinum Investor Survivor II Last
                                                                         Survivor
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 01206

                                                                         Platinum Investor III
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 00600

                                                                         Platinum Investor PLUS Flexible
                                                                         Premium Variable Life Insurance
                                                                         Policy
                                                                         Policy Form No. 02600

                                                                         Platinum Investor FlexDirector
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 03601

AIM V.I. International Growth Fund   American General Life Insurance     Platinum Investor IV
AIM V.I. Core Equity Fund            Company Separate Account VL-R       Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into Established: May 1, 1997            Insurance Policy
AIM V.I. Core Equity)                (continued)                         Policy Form No. 04604
(continued)
                                                                         Legacy Plus
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 98615

AIM V.I. International Growth Fund                                       Platinum Investor VIP
                                                                         Flexible Premium Variable Universal
                                                                         Life Insurance Policy
                                                                         Policy Form No. 05604

                                                                         AIG Corporate Investor VUL
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 99301

                                                                         AG Legacy Plus
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 99616

AIM V.I. Global Real Estate Fund                                         AIG Income Advantage VUL
AIM V.I. International Growth Fund                                       Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 07704

                                                                         AIG Protection Advantage VUL
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 07921

AIM V.I. Capital Appreciation Fund                                       The One VUL Solution
AIM V.I. Government Securities Fund                                      Flexible Premium Variable Life
AIM V.I. High Yield Fund                                                 Insurance Policy
AIM V.I. International Growth Fund                                       Policy Form No. 99615

AIM V.I. International Growth Fund   American General Life Insurance     Platinum Investor Variable Annuity
AIM V.I. Core Equity Fund            Company Separate Account D          Policy Form No. 98020
(AIM V.I. Premier Equity merged into Established: November 19, 1973
AIM V.I. Core Equity)                                                    Platinum Investor Immediate
                                                                         Variable
                                                                         Annuity
                                                                         Policy Form No. 03017

3. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE B

   .   AIM VARIABLE INSURANCE FUNDS, INC.

      AIM V.I. Core Equity Fund
      AIM V.I. International Growth Fund
      AIM V.I. Value Fund
      AIM V.I. Global Real Estate Fund

    .  AIM and Design

Effective Date: February 1, 2008

                                         AIM VARIABLE INSURANCE FUNDS

Attest:                                  By:
        -------------------------------         -------------------------------
Name:                                    Name:
        -------------------------------         -------------------------------
Title:                                   Title:
        -------------------------------         -------------------------------

                                         A I M DISTRIBUTORS, INC.

Attest:                                  By:
        -------------------------------         -------------------------------
Name:                                    Name:
        -------------------------------         -------------------------------
Title:                                   Title:
        -------------------------------         -------------------------------

                                         AMERICAN GENERAL LIFE INSURANCE
                                         COMPANY

Attest:                                  By:
        -------------------------------         -------------------------------
Name:                                    Name:
        -------------------------------         -------------------------------
Title:                                   Title:
        -------------------------------         -------------------------------

(SEAL)

                                         AMERICAN GENERAL EQUITY SERVICES
                                         CORPORATION

Attest:                                  By:
        -------------------------------         -------------------------------
Name:                                    Name:
        -------------------------------         -------------------------------
Title:                                   Title:
        -------------------------------         -------------------------------

(SEAL)